                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[XX] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12

                          AMERICAN ECOLOGY CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[XX] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)       Title of each class of securities to which transaction applies:
              .................................................................
     2)       Aggregate number of securities to which transaction applies:
              .................................................................
     3)       Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11
     (Set forth the amount on which the filing fee is calculated and state how it was determined):
              .................................................................
     4)       Proposed maximum aggregate value of transaction:
              .................................................................
     5)       Total fee paid:
              .................................................................

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:
              .................................................................
     2)       Form, Schedule or Registration Statement No.:
              .................................................................
     3)       Filing Party
              .................................................................
     4)       Date Filed:
              .................................................................

                          AMERICAN ECOLOGY CORPORATION
                             805 W. IDAHO, SUITE 200
                             BOISE, IDAHO 83702-8916
                                 (208) 331-8400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 1998

         The Annual Meeting of Stockholders of American Ecology Corporation (the "Company") will be held on May 14, 1998, at 10:00 a.m., Mountain Standard Time, at The Grove Hotel, The Rapids Room, 245 South Capitol Boulevard, Boise, Idaho.

         The meeting is being held to consider and act upon the following matters:

         1.  To elect eight directors of the Board of Directors;

         2. To amend the Company's 1992 directors' Stock Option Plan and increase the shares available for grant from 350,000 to 650,000;

         3. To ratify the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent auditors for fiscal year 1998; and

         4. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on April 7, 1998 as the record date for determining those stockholders who will be entitled to vote at the meeting and any adjournments or postponements thereof. A list of stockholders will be available for inspection for a period of 10 days prior to the meeting at the Company's principal office identified above and will also be available for inspection at the meeting.

         Please sign and date the enclosed proxy and return it promptly in the enclosed self-addressed pre-paid envelope. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      PHILLIP K. CHATTIN
                                      Secretary

Boise, Idaho
April 8, 1998

                          AMERICAN ECOLOGY CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1998

                                 PROXY STATEMENT

                       ----------------------------------

         This Proxy Statement relates to the Annual Meeting of Stockholders of American Ecology Corporation, a Delaware corporation (the "Company"), to be held on May 14, 1998, at 10:00 a.m., Mountain Standard Time, at The Grove Hotel, The Rapids Room, 245 South Capitol Boulevard, Boise, Idaho, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about April 17, 1998. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 PER SHARE ( "COMMON STOCK"), FOR USE AT THE MEETING. Holders of preferred stock of the Company do not have voting rights with respect to the matters to be considered at the meeting.

         The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation therefore. The Company has retained ChaseMellon Shareholder Services, L.L.C. to aid in the solicitation of proxies. Estimated fees expected to be incurred by the Company in this connection should not exceed $10,000. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

         All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Meeting who expresses a desire to vote his shares in person. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and, in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

         STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 is being furnished with this Proxy Statement to stockholders of record on April 7, 1998. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed April 7, 1998 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date there were 13,498,429 shares of common stock issued and outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (eight) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she wishes. For a stockholder to exercise his or her cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of some or all of the director nominees identified herein.

         The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved, and thus, have no effect.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         DIRECTORS. At the Meeting, eight directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of his or her respective successor. It is the intention of the persons named in the proxy to vote the proxies which are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The eight nominees receiving the greatest number of votes cast will be elected directors, provided that each nominee receives at least a majority of the votes cast.

Director nominees standing for election to serve until the 1999 Annual Meeting are:

                                                                                                    DIRECTOR
                                                                                                    --------
NAME                           AGE     POSITION WITH COMPANY               RESIDENCE                SINCE
----                           ---     ---------------------               ---------                -----
Rotchford L. Barker            61      Director                            Cody, WY.                1996
Paul C. Bergson                53      Director                            Washington, D.C.         1996
Keith D. Bronstein             48      Director                            Chicago, IL.             1997
Patricia M. Eckert             50      Director                            San Francisco, CA.       1995
Edward F. Heil                 53      Director                            Chicago, IL.             1994
Jack K. Lemley                 63      Director, Chairman and              Boise, ID.               1992
                                       Chief Executive Officer
Paul F. Schutt                 65      Director                            Norcross, GA.            1994
John J. Scoville               62      Director                            Sebastopol, CA.          1984

         Rotchford L. Barker became a director in April 1996. Mr. Barker is an independent businessman and commodity trader. Mr. Barker has been a member of the Chicago Board of Trade for more than thirty years and has served on the board of directors of the exchange. Mr. Barker was the President of Agra Trading, Inc. until that company was acquired by Gill & Duffus, a United Kingdom holding company, in 1970. He has also served as a director of Agra Trading, Inc., Colorado Beef, Inc. and the December Group.

         Paul C. Bergson became a director of the Company in February 1996. Mr. Bergson is a principal in Bergson & Company, a government relations consulting firm serving a range of clients in tax, environmental and chemical matters. Mr. Bergson is also a General in the U.S. Army Reserves, a member of the Board of Advisers of the Far East Studies Institute and serves on the boards of several philanthropic organizations.

         Keith D. Bronstein, a member of the Chicago Board of Trade and President of Tradelink LLC, became a director in January 1997. Previously he has served as a board member of the American Cancer Society, as lay board member of The University of Wisconsin Medical School, as a member of the Wisconsin Health Policy Board, and is a trustee member of Highland Park Hospital & Lakeland Health Service. Mr. Bronstein was a co-founder of S'Lil Pharmaceuticals, a bio-technology company involved in early-stage discovery and development of pharmaceutical drugs.

         Patricia M. Eckert currently practices law in California and is the owner of a telecommunications and energy consulting firm. Ms. Eckert formerly served as the President of the California Public Utilities Commission and as a Commissioner from 1989 to 1994.

         Edward F. Heil has been the Chairman of the Board of American Environmental Construction Company for more than the last five years.

         Jack K. Lemley is the Chairman of the Board and Chief Executive Officer of the Company. Prior to February 1995, he was an independent business consultant. From May 1989 through 1993, Mr. Lemley was Chief Executive Officer of Transmanche-Link J.V. which designed and built the tunnel and related transportation infrastructure to provide train service between England and France.

Prior to his position at Transmanche-Link, Mr. Lemley founded Lemley and Associates, Inc. and was a management consultant to various clients in the industry. Mr. Lemley is also a director of Idaho Power Company.

         Paul F. Schutt has been the Chief Executive Officer and a director of Nuclear Fuel Services Inc. for more than the past 5 years. Mr. Schutt also led the formation of Advanced Recovery Systems, Inc., and NFS Radiation Protection Systems, Inc., and serves as a director on the boards of those companies. Mr. Schutt was a founding director in 1968 and President of Nuclear Assurance Corporation, Senior Planning Analyst for Union Carbide (AECOP), Oak Ridge, Tennessee, and held management positions in Marketing, Planning and Research and Development for Babcock & Wilcox Co.

         John J. Scoville is President of J.J. Scoville & Associates, Inc., a nuclear consulting firm. He was President of US Ecology, Inc., a subsidiary of the Company, from April 1981 to May 1990 and became a director of the Company in March 1984. Mr. Scoville was also a Vice President of the Company from May 1986 to May 1990.

         The Company is not aware of any involvement in legal proceedings by its directors or executive officers during the past five years that are material to an evaluation of the ability or integrity of such director or executive officer. There are no family relationships among the directors and executive officers of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.

         The Committees of the Board of Directors during 1997 were the Nominating, Executive, Audit, Compensation and Finance Committees.

         The members of the Nominating Committee are Messrs. Lemley, Heil and Scoville. Mr. Scoville is chairman. The Nominating Committee searches for and recommends to the Board of Directors, qualified and experienced individuals to fill vacancies and new director seats, upon expansion of the board. The Nominating Committee met two times during 1997.

         The members of the Executive Committee are Messrs. Lemley, Barker, Heil and Scoville. Mr. Lemley is chairman. Except certain powers which, under Delaware law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Executive Committee did not meet in 1997.

         The members of the Audit Committee are Messrs. Bergson, Schutt and Ms. Eckert. Mr. Schutt is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the result when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee also meets with the Company's financial personnel to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions which may present a conflict of interest on the part of management or directors. The Audit Committee met three times in 1997.

         The members of the Compensation Committee are Messrs. Barker, Bergson, Heil and Schutt. Mr. Barker is chairman. The Compensation Committee reviews and approves executive officer and key employee compensation and benefits. It also administers the Company's employee stock option plan, approving the grant and terms of stock options to executives and key employees of the Company. The Compensation Committee met three times in 1997.

         During 1997, the Board of Directors held six meetings. All directors attended 80% or more of the meetings of the Board of Directors and Committees of the Board on which they served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

         During 1997, no member of the Directors Compensation Committee was an officer or employee of the Company or any of its subsidiaries, or had any other relationship requiring disclosure by the Company under Item 404 of Securities and Exchange Commission regulations.

         During 1996, no executive officer of the Company served as: (i) a member of the compensation committee (or other board committee performing equivalent functions) of an unrelated entity, one of whose executive officers served on the Directors Compensation Committee of the Company, (ii) a director of an unrelated entity, one of whose executive officers served on the Directors Compensation Committee of the Company, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

DIRECTORS' COMPENSATION.

         Directors who are not employees of the Company or its subsidiaries receive an annual fee of $16,000 payable quarterly, plus $1,333 for each special meeting attended in person, which at the director's discretion is payable quarterly in stock of the Company at its then market price. Directors who are employees of the Company receive no additional compensation for their service as directors. Mr. Lemley is the only director who is employed by the Company. All directors are reimbursed for their travel and other expenses involved in attendance at Board and committee meetings.

         In addition, each director who at the time of his or her initial election to the Board is not an employee of the Company is granted a stock option to purchase from the Company 7,500 shares of the Company's common stock. Each director who is not an employee of the Company at the time of each re-election to the Board is also granted a stock option to purchase from the Company 10,000 shares of the Company's common stock. The grants are made in accordance with the terms of the directors' 1992 Stock Option Plan.

                                 PROPOSAL NO. 2

                 AMENDMENT OF DIRECTORS' 1992 STOCK OPTION PLAN
                AND TO INCREASE COMMON STOCK AVAILABLE FOR GRANT

         On March 12, 1997, the Board of Directors by unanimous vote of those present, adopted a resolution approving and submitting to a vote of the stockholders an amendment to the Company's director stock option plan.

         The Company currently maintains a 1992 Outside Director Stock Option Plan (the "Plan"), which provides the outside Directors of the Company additional incentive for their service as Directors. The Company is dependent for the successful conduct of its business on the incentive, effort and judgment of its Directors. There are currently only 17,500 options available for grant under the Plan.

         If approved by stockholders, the amendment to the Plan will make an additional 300,00 options available for issuance and permit quarterly director fees to be paid in stock from the Plan. The following is a summary of the principal features of the current Plan and proposed amendments. A copy of the Plan, as proposed to be amended, it attached hereto as Exhibit A.

         Shares Subject to the Plan. Currently, up to an aggregate of 350,000 shares of the Company's Common Stock may be issued under the Plan. If amended, the Plan will provide for an aggregate of 650,000 shares of Common Stock to be issued (an increase of 300,000 shares). Shares which are not issued prior to expiration or termination of an option will be available for future option grants and do not increase the aggregate number of shares available under the Plan. The Plan provides for appropriate adjustment of shares available under the Plan and of shares subject to outstanding options in the event of any changes in the outstanding Common Stock of the Company by reason of recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction.

         Type of Option. Options granted are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

         Eligibility and Participation. All Directors of the Company who are not officers or employees of the Company are eligible to participate in the Plan. Under the Plan, options to purchase 7,500 shares of Common Stock are granted upon each eligible director's initial election to the Board, and options to purchase 10,000 shares of Common Stock are granted upon re-election. If the amendment is approved, each eligible director will be paid quarterly director's fees from the Plan if the director so elects.

         Rights as a Stockholder. Except as expressly provided in the Plan, the recipient of an option has no rights as a stockholder (such as voting or dividends) with respect to shares covered by the recipient's option until the date of issuance of a stock certificate for such shares.

         Transferability. During the life of the option holder, any stock option will be exercisable only by the recipient, and will be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

         Duration of the Plan. The Plan is effective until all options have been granted under the Plan or ten years from March 3, 1994, the date the Plan was approved.

         Purchase Price. The purchase price payable to exercise an option is set at the fair market value of the Common Stock on the date the option is granted. Payment in full for the number of shares purchased upon the exercise of options is required. On March 31, 1998 the closing price for the Common Stock on the NASDAQ National Market was $2.00 per share.

         Basic Terms of Options. Each option is evidenced by a stock option agreement containing terms and conditions not inconsistent with the provisions of the Plan in substantially the form attached as Exhibit A to the Plan. The options are exercisable in whole or in part upon grant until the option shall terminate or expire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT AND INCREASE OF SHARES AVAILABLE FOR GRANT UNDER THE DIRECTORS' 1992 STOCK OPTION PLAN. Proposal No. 2 will be adopted if a majority of the outstanding common stock represented at the Meeting is voted in favor. If the proposal is not adopted, the Company will be unable to fulfill its obligation to appropriately compensate its directors with options.

                                 PROPOSAL NO. 3

                              SELECTION OF AUDITORS

         The Board of Directors has selected Balukoff, Lindstrom & Co., P.A. ("Balukoff, Lindstrom"), as independent auditors for the Company's 1998 fiscal year. Balukoff, Lindstrom examined the financial statements of the Company for its 1996 and 1997 fiscal years. It is expected that representatives of Balukoff, Lindstrom will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Although selection of auditors is not required to be submitted to a vote of the stockholders, THE BOARD OF DIRECTORS HAS DECIDED TO ASK THE STOCKHOLDERS TO APPROVE THE SELECTION AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL. If a majority of shares of common stock voting on this proposal at the Meeting does not vote to approve the selection, the Board of Directors will reconsider the selection.

                               EXECUTIVE OFFICERS


OFFICE HELD AS OF
APRIL 7, 1998                NAME                         AGE   CITY                STATE         DIRECTOR/OFFICER
-------------                ----                         ---   ----                -----         ----------------
Director, Chairman and       Jack K. Lemley               63    Boise               Idaho         1992-Director
Chief Executive Officer                                                                           1995-Chief
                                                                                                  Executive Officer
President.................   Joseph J. Nagel              55    Boise               Idaho         February 12, 1998
Vice President............   Richard F. Paton             48    Oak Ridge           Tennessee     October 12, 1995
Vice President............   Robert S. Thorn              75    Boise               Idaho         May 22, 1996
Treasurer.................   Ian P.F. Dorling             50    Boise               Idaho         March 27, 1996

         Mr. Lemley's business biography is located in the section concerning election of directors.

         Joseph J. Nagel joined the Company in 1996 as Vice President for Governmental and Regulatory Affairs. In February 1997, Mr. Nagel was appointed Executive Vice President and Chief Operating Officer of the Company's US Ecology subsidiary, and in February 1998 Mr. Nagel was appointed President and Chief Operating Officer of the Company. Prior to 1996, Mr. Nagel was the Administrator of the Idaho Division of Environmental Quality for six years.

         Richard F. Paton has been employed by the Company or its subsidiaries in various positions since 1986.

         Robert S. Thorn served as a consultant to the Company from November 1995 to May 1996 when he accepted the position of Vice President, Administration and Chief Accounting Officer. Prior to that time, Mr. Thorn served as a consultant with Lemley and Associates, Inc., a consulting engineering firm, from 1994 to November 1995 and before that as U.K. Controls Director for Transmanche-Link, J.V. which designed and built the tunnels and related transportation infrastructure to provide train service between England and France.

         Ian P.F. Dorling accepted employment with the Company in February 1996, and was appointed Treasurer in March 1996. Prior to that time, Mr. Dorling was the manager of cash management of Morrison - Knudsen Corporation, a Boise, Idaho based engineering and construction firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which certain reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section

16 reports furnished to the Company and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were complied with, except that Mr. Bronstein reported three February 1997 open market purchases of the Company's common stock in May 1997 rather than March 1997, as required.

                             EXECUTIVE COMPENSATION

         Set forth below is information regarding the compensation of the Company's Chief Executive Officer and the other most highly compensated executive officers for 1997.

         The following summary compensation table contains information regarding the compensation of each of the named executive officers for services rendered in all capacities during 1995, 1996 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term
                                                                          ---------             All Other
         Name and Principal               Annual Compensation            Compensation         Compensation(1)
                                          -------------------            ------------         ------------
               Position               Year      Salary      Bonus    Grant        Options
               --------               ----      ------      -----    -----        -------
                                                                                  (shares)
                                                                                   ------
Jack K. Lemley ...................     1997     $150,000     -0-      $42,187(2)    150,000     $  9,563
      Chairman, Chief Executive        1996     $150,000     -0-          -0-           -0-     $    762
               Officer                 1995     $167,017     -0-          -0-       250,000     $  4,589

Joseph J. Nagel(3) ...............     1997     $ 93,461     -0-          -0-        10,000     $  3,392
        President, Chief Operating     1996     $ 52,075     -0-          -0-           -0-     $    550
                Officer                1995          -0-     -0-          -0-           -0-          -0-

Richard F. Paton .................     1997     $ 96,900     -0-          -0-           -0-     $  3,361
    Vice President                     1996     $ 96,890     -0-          -0-           -0-     $  3,198
                                       1995     $ 96,828     -0-          -0-         1,500     $  3,919

Robert S. Thorn(4) ...............     1997     $ 97,769     -0-          -0-        10,000     $  2,030
    Vice President                     1996     $ 59,558     -0-          -0-           -0-     $ 41,328
                                       1995          -0-     -0-          -0-           -0-     $ 12,880




-----------------
(1) Includes the amount of premium paid by the Company for group term life insurance with benefits for each named executive officer, and the amount of the Company's matching contribution under the Company's 401(k) Savings Plan and the Company's Retirement Plan, and in the case of Mr. Lemley, the premium paid on a split benefit whole life insurance policy.

(2) On September 11, 1997 Mr. Lemley was granted 25,000 shares of the Company's common stock by the Board of Directors upon recommendation of the Compensation Committee. The market value of the stock at the time of the grant is stated.

(3) Mr. Nagel joined the Company on April 15, 1996.

(4) Mr. Thorn became an employee May 1, 1996 with an annual salary of $95,000. Prior to becoming an employee (November 26, 1995 - April 30, 1996), he was paid $10,000 per month as a consultant.

       The following table provides information concerning 1997 stock option grants to the Company's executive officers.

                               1997 OPTION GRANTS

                                          Individual Grants                        Potential Realizable Value at Assumed
                        ------------------------------------------------------           Annual Rates of Stock Price
                                                                                        Appreciation for Option Term
                                                                               -----------------------------------------------
                        Number of      Percent of                                       5%                      10%
                        Securities     all Options                             ---------------------- ------------------------
                        Underlying     Granted to    Exercise                  Stock                  Stock
Name                    Options(5)     Employees     Price        Expires      Price      Value       Price       Value
----------------------- -------------- ------------- ------------ ------------ ---------- ----------- ----------- -----------
Jack K. Lemley           150,000          88.2       $ 1.81       8/12/07      $ 2.95     $ 171,000   $ 4.69      $ 432,000
Joseph J. Nagel           10,000           5.9       $ 2.00       9/04/07      $ 3.26     $  12,600   $ 5.19      $  31,900
Robert S. Thorn           10,000           5.9       $ 2.00       9/04/07      $ 3.26     $  12,600   $ 5.19      $  31,900


       The following table provides information concerning executive officers' stock options exercised in 1997 and those remaining outstanding at the end of 1997.


             AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END VALUES

                                                                 Number of Shares                  Value of Unexercised
                                                              Underlying Unexercised              in-the-Money Options(6)
                             Shares                                  Options                        at Fiscal Year-End
                           Acquired on        Value     ----------------------------------- -----------------------------------
Name                        Exercise        Realized    Exercisable      Unexercisable      Exercisable     Unexercisable
----------------------- ----------------- ------------- ---------------- ------------------ --------------- -------------------
Jack K. Lemley               50,000          None(7)        270,500           100,000            -0-               -0-
Joseph J. Nagel                 -0-             N/A          10,000               -0-            -0-               -0-
Richard F. Paton                -0-             N/A           4,000             1,000            -0-               -0-
Robert S. Thorn               2,500          None(7)          7,500               -0-            -0-               -0-



---------------
(5) All options granted were exercisable as of the option grant date, which was August 12, 1997 with respect to Mr. Lemley and September 4, 1997 with respect to Messrs. Nagel and Thorn.

(6) A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $1.25 per share on the NASDAQ National Market on December 31, 1997.

(7) Neither Mr. Lemley nor Mr. Thorn disposed of any shares acquired on exercise of options.

COMPENSATION COMMITTEE REPORT.(8)

         The Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. The Committee also reviews and approves the Company's compensation and benefit plans and administers the key employee and executive officer 1992 Stock Option Plan. This Report describes the basis on which the 1997 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company.

         The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

         1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.
         2.   Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.
         3.   Executive compensation programs should reflect and promote the
              Company's overall value, business standards and reward individuals for outstanding contributions to the Company.
         4. Short and long term executive compensation are critical factors in attracting and retaining well qualified executives.

         Currently the Company has a compensation program based on three components: a base salary, a related bonus program tied to Company performance, and a stock option program. The Compensation Committee regularly reviews the various components of the compensation program to ensure that they are consistent with the Company's objectives.

         BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. In addition, the Compensation Committee takes into account (i) the performance of the Company and the roles of the individual executive officers with respect to such performance, and (ii) the particular executive officer's specific experience and responsibilities, and the performance of such executive officer in those areas of responsibility. The base salaries for 1997 were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the environmental industry with comparable qualifications, experience and responsibilities. During 1997, Jack K. Lemley, the chief executive officer of the Company received a base salary of $150,000, which the Committee believes to be




-------------
(8) Notwithstanding filings by the Company with the Securities and Exchange Commission ("SEC") that have incorporated or may incorporate by reference other SEC filings in their entirety, this Compensation Committee Report shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

below the average of the base salary for chief executive officers with comparable qualifications, experience and responsibilities of other companies in the environmental industry.

         ANNUAL INCENTIVES -- The bonus program provides direct financial incentives in the form of an annual cash bonus to executive officers to achieve and exceed the Company's annual goals. The Committee awards cash bonuses based on the performance of the Company relative to its budgeted net income for the fiscal year and other pertinent absolute and relative criteria. The Compensation Committee determined, after the end of 1997, not to pay cash bonuses to the executive officers of the Company, given the financial performance of the Company which was below expectations. Mr. Lemley received a grant of 25,000 shares of common stock in 1997.

         LONG-TERM INCENTIVES -- The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are granted at the market value on the grant date and will only have value if the Company's stock price increases. Generally, grants of stock options vest in equal amounts over five years, and the executives must be employed by the Company at the time of vesting in order to exercise the stock option.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth, as of March 9, 1998, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and (b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a) BENEFICIAL OWNERS

                  Name and Address                        Number of Shares             Percent of
                of Beneficial Owner                      Beneficially Owned              Class
                -------------------                      ------------------              ------
Edward F. Heil(9)....................................         5,138,409.59               33.82%
8550 West Bryn Mawr
Chicago, Illinois  60631

Harry J. Phillips, Jr.(10)...........................         2,957,739.46               20.55%
3 Riverway, Suite 170
Houston, Texas  77056

Rotchford L. Barker(11)..............................         3,068,866.44               20.17%
40 County Road 2AC
Cody, Wyoming  82414

Jack K. Lemley(12)...................................           967,220.30                6.76%
805 West Idaho, Suite 200
Boise, Idaho  83702





-----------------
(9) Pursuant to a Section 16 Form 4 filed on March 9, 1998, Mr. Heil reported that 2,814,607 shares of common stock are beneficially owned individually by Mr. Heil and 629,460 shares are beneficially owned by Mr. Heil in his capacity as trustee of a trust. Also included in the table are 37,500 shares subject to option; common stock if 35,245.90 Series D Preferred stock is converted; 352,459 Series D Warrants are exercised; and 1,000,000 Series E Warrants are exercised.

(10) Pursuant to a Schedule 13-D/A filing on February 16, 1996, Mr. Phillips reported that he may be deemed the beneficial owner of 952,608 shares of common stock, 1,110,206 shares of common stock owned of record by ECOL Partners II, Ltd. ("Ecol Partners II") and 2,352 shares owned of record by Phillips Investments, Inc. As the sole shareholder of Phillips Investments, Inc., which is the general partner of ECOL Partners II, Mr. Phillips shares voting and investment power over the common stock owned by Phillips Investments, Inc. and ECOL Partners II. In addition, Mr. Phillips owns 47,895.12 shares of Series D Preferred which may be converted into 413,622.26 shares of common stock and Series D Warrants for 478,951.2 shares of common stock.

(11) Mr. Barker's beneficial shares include 1,352,516 shares of common stock and 1,716,350.44 derivative shares. The derivative shares include 27,271.54 shares if Series D preferred is converted, 31,578.90 shares if Series D Warrants are exercised, 1,650,000 shares if Series E Warrants are exercised, and 7,500 options.

(12) Mr. Lemley's beneficial shares include 159,000 shares of common stock, and 808,220.30 derivative shares. The derivative shares include 52,271.20 shares if Series D preferred is converted, 60,527.10 shares if Series D Warrants are exercised and 695,422 options exercisable within 60 days.

(b)  DIRECTORS AND EXECUTIVE OFFICERS

       Name Of Beneficial Owner           Amount And Nature Of Beneficial                      Percent Of Class
       ------------------------           -------------------------------                      ----------------
                                                     Ownership
                                                     ---------
DIRECTORS
Rotchford L. Barker(11)                                3,068,866                                     20.17
Paul C. Bergson(13)                                      205,294                                      1.51
Keith D. Bronstein(14)                                   528,194                                      3.84
Patricia M. Eckert(15)                                    27,500                                        *
Edward F. Heil(9)                                      5,138,409                                     33.82
Jack K. Lemley(12)                                       967,220                                      6.76
Paul F. Schutt(16)                                       198,265                                      1.46
John J. Scoville(17)                                      80,518                                         *

                                                                                        * indicates less than 1%

EXECUTIVE OFFICERS
Ian P.F. Dorling(18)                                       2,764                                        *
Joseph J. Nagel(19)                                       12,000                                        *
Richard F. Paton(20)                                       6,380                                        *
Robert S. Thorn(21)                                       13,500                                        *

All directors and executive officers
as a group                                            10,248,210                                     55.87%


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

-------------------
(13) Mr. Bergson's beneficial ownership includes 77,794 shares of common stock, 27,500 options and Series E Warrants exercisable for 100,000 shares of common stock.

(14) Mr. Bronstein's beneficial ownership includes 260,694 shares of common stock, 17,500 options and Series E Warrants exercisable for 250,000 shares of common stock.

(15) Ms. Eckert's beneficial ownership includes 5,000 shares of common stock and 22,500 options.

(16) Mr. Schutt's beneficial ownership includes 82,680 shares of common stock, 17,500 options, 45,453 shares if 5,263 Series D preferred shares are converted and Series D Warrants exercisable for 52,632 shares of common stock.

(17) Mr. Scoville's beneficial ownership includes 14,325 shares of common stock, 50,500 options, 7,272 shares if 842 Series D preferred shares are converted and Series D Warrants exercisable for 52,632 shares of common stock.

(18) Mr. Dorling's beneficial ownership includes 1764 shares of common stock held in the Company's 401(k) plan and 300 options exercisable within 60 days.

(19) Mr. Nagel's beneficial ownership is comprised of 12,000 options exercisable within 60 days.

(20) Mr. Paton's beneficial ownership includes 1780 shares of common stock held in the Company's 401(k) plan and 4,600 options exercisable within 60 days.

(21) Mr. Thorn's beneficial ownership includes 5,600 shares of common stock and 7,900 options exercisable within 60 days.

         During 1997 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404, 17 C.F.R. ss. 229.404.

STOCK PERFORMANCE(22)

         The following graph compares the most recent five year market-value performance of the Company's common stock to the NASDAQ US and Foreign Stock Index, and a hazardous waste industry peer group(23) which the Company believes accurately reflects its competitors. The graph assumes that the value of the investment in the common stock and each index was $100 at December 31, 1989.








-------------------
(22) Notwithstanding filings by the Company with the SEC that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this performance graph shall not be incorporated by reference into such filings and shall not be deemed to be filed with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

(23) The companies which make up the Company's peer group are: 3CI Complete Compliance Corp.; American Medical Tech, Inc.; American Waste Services; Ametech; Biomedical Waste Systems, Inc.; Chemical Waste Management; WMX Technologies, Inc.; Clean Harbors Inc.; Environmental Services of America, Inc.; GNI Group; Metalclad Corp.; Mobley Environmental Services, Inc.; Molten Metal Technology; Perma-Fix Environmental Services, Inc.; Rollins Environmental Services; Safety Kleen Corp.; and Security Environmental Systems.

                        STOCKHOLDER PROPOSALS AT THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals submitted for inclusion in the Company's 1999 proxy materials and consideration at the 1999 annual meeting of stockholders must be received by the Company no later than December 17, 1998. Stockholder proposals should be submitted to the Secretary of American Ecology Corporation, 805 W. Idaho, Suite 200, Boise, Idaho 83702. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

                                  OTHER MATTERS

         The management of the Company knows of no other matters which may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

                          AMERICAN ECOLOGY CORPORATION

                                 April 17, 1998

                                                                    EXHIBIT "A"


                          AMERICAN ECOLOGY CORPORATION

                              AMENDED AND RESTATED

                     1992 OUTSIDE DIRECTOR STOCK OPTION PLAN


                                    ARTICLE I

                                     PURPOSE

         American Ecology Corporation, a Delaware corporation (the "Company"), is dependent for the successful conduct of its business on the initiative, effort and judgment of its directors. This Amended and Restated 1992 Outside Director Stock Option Plan (the "Plan") is intended to provide the outside directors of the Company additional compensation for their service as directors and an incentive, through options to acquire stock in the Company, to increase the value of the Company's Common Stock, par value $0.01 per share ("Common Stock").


                                   ARTICLE II

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan and the policies of each stock exchange on which any of the Company's stock at any time may be traded, the Board shall have plenary authority (i) to construe and interpret the Plan, (ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, and (iv) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries. No member of the Board shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

         Under the Plan each director who at the time of his initial election to the Board is not an employee of the Company shall, effective as of the date of his initial election to the Board, be granted a stock option to purchase from the Company 7,500 shares of the Company's common stock, par value $0.01 per share ("Common Stock") at a price determined as set forth in Article IV below.

         Under the Plan each director who at the time of each re-election to the Board is not an employee of the Company, shall, effective as of the date of his reelection to the Board, be granted a stock option to purchase from the Company 10,000 shares of the Company's Common Stock at a price determined as set forth in Article IV below.

         Under the Plan, each director who is not an employee of the Company may elect to receive annual directors' fees in common stock of the Company issued on a quarterly basis from the Plan. The fair market value of the stock and corresponding number of shares to be issued shall be determined as of the last stock exchange trading day of the relevant calendar quarter for which the directors' fees are to be paid, in accordance with Article IV (e) below.

         Each director described in the preceding three paragraphs is referred to herein as an "Eligible Outside Director".


                                   ARTICLE IV

                     TERMS AND CONDITIONS OF STOCK OPTIONS;

                       STOCK OPTION PRICE; TRANSFERABILITY

         (a) Each stock option granted under the Plan shall be evidenced by a Director Stock Option Agreement (the "Agreement") in substantially the form attached hereto as Exhibit A, or such other form as may be hereafter approved by the Board on the advice of counsel to the Company. The Agreement shall be executed by the Company and the optionee. The sale of the shares issued on the exercise of a stock option by any person subject to Section 16 of the 1934 Act shall not be allowed until at least six months after the later of (i) the approval of this Plan by the shareholders of the Company in accordance with
Article VIII hereof or (ii) the grant of the stock option. Such determination for each stock option is to be made prior to or at the time that stock option is granted.

         (b) The per share stock option price shall be an amount equal to the Fair Market Value (as defined below) of the Common Stock on the date of grant of the stock option. In no event shall the stock option price be less than the par value of the Company's Common Stock.

         (c) Stock options granted hereunder shall not be transferable otherwise than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules thereunder.

         (d) No stock option granted hereunder shall be exercisable unless the Plan and all shares issuable on the exercise thereof have been registered under the Securities Act of 1933, as amended (the "1933 Act") and all other applicable securities laws, and there is available for delivery a prospectus meeting the requirements of Section 10 of the 1933 Act, or the Company shall have first received the opinion of its counsel that registration under the 1933 Act and all other applicable securities laws is not required in connection with such issuance. At the time of exercise, if the shares with respect to which the stock option is being exercised have not been registered under the 1933 Act and all other applicable securities laws, the Company may require the optionee to provide the Company whatever written assurance counsel for the Company may require that the shares are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under the 1933 Act and all other applicable securities laws is not required. Share certificates issued to the optionee upon exercise of the stock option shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

         (e) For purposes of the Plan, the term "Fair Market Value" on any date shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange or national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system, the mean between the bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the value established by the Board for purposes of the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                    ARTICLE V

                   SHARES SUBJECT TO PLAN AND DURATION OF PLAN

         The Plan shall expire and terminate on the earlier of (i) the date ten years from the effective date of this Plan, or (ii) the date on which there have been granted to Eligible Outside Directors pursuant to the Plan stock options to purchase an aggregate of 650,000 shares of the Common Stock. Shares subject to stock options under the Plan may be either authorized and unissued shares or issued shares which have been acquired by the Company and are being held in its treasury, in the sole discretion of the Board.

                                   ARTICLE VI

                                   ADJUSTMENTS

         (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the Company's directors and shareholders, the number of shares provided for in each outstanding stock option and the price per share thereof, and the number of shares provided for in the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split, a reverse stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, and shall also be proportionately adjusted in the event of a spin-off, spin-out, or other distribution of assets to shareholders of the Company, to the extent necessary to prevent dilution of the interests of grantees pursuant to the Plan or of the other shareholders of the Company, as applicable. If the Company shall engage in a merger, consolidation, reorganization or recapitalization, each outstanding stock option (or if such transaction involves less than all of the shares of the Company's Common Stock, then a number of stock options proportionate to the number of such involved shares), shall become exercisable for the securities and other consideration to which a holder of the number of shares of the Company's Common Stock subject to each such stock option would have been entitled to receive in any such merger, consolidation, reorganization or recapitalization.

         (b) Acceleration. In the event of a potential merger or consolidation involving the Company regardless of whether the Company is the surviving entity of such merger or consolidation, a potential liquidation or dissolution of the Company, a potential sale or other disposition by the Company of all or substantially all of its assets, or a potential sale or other disposition by the shareholders of the Company of all or substantially all of the outstanding Common Stock to one purchaser (any such merger, consolidation, liquidation, dissolution, or sale being referred to herein as a "Significant Event"), then the Company shall have the option of terminating all outstanding stock options upon the actual occurrence of the Significant Event, by notice to all optionees at least 15 days before the occurrence of the Significant Event. Any exercise by an optionee in these circumstances may be conditioned upon the occurrence of the Significant Event. Upon the actual occurrence of the Significant Event, each outstanding stock option shall terminate if the Company exercises its option under this paragraph (b). If the potential Significant Event does not in fact occur for any reason, then the Company's exercise of its option under this paragraph (b) shall have no effect and his or her rights will be the same as if the Company had never exercised its option under this paragraph (b).

         (c) Change of Par Value. In the event of a change in the Company's Common Stock which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

         (d) Miscellaneous. The adjustments provided for in this Article shall be made by the Board whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Article, the holder of a stock option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock or other stock not actually issued and delivered to the holder. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares of the Company's Common Stock subject to any stock option. The grant of a stock option pursuant to the Plan shall not affect in any way the right or power of the Company to, among other things, make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve or liquidate or sell or transfer all or any part of its business or assets.

                                   ARTICLE VII

                           AMENDMENT OR DISCONTINUANCE

         The Board may at any time and from time to time amend the Plan, as it shall deem advisable, provided that the Plan may not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. In addition to Board approval of any amendment to the Plan, if the Board further determines on advice of counsel that it is necessary or desirable to obtain shareholder approval of any amendment to the Plan in order to comply with Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, or any successor rule, as it shall read as of the time of amendment, or for any other reason, then the effectiveness of any such amendment may be conditioned upon its approval by the holders of a majority of the outstanding voting stock of the Company (voting as a single class), and entitled to vote on, and voted for or against approval of, the amendment at a meeting of such shareholders duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, or such other shareholder approval as may be specified by the Board.

         No change may be made in, and no amendment, rescission, suspension or termination of the Plan shall have an effect on, stock options previously granted under the Plan which may impair or alter the rights or obligations of the holders thereof, except that any change may be made in stock options previously granted with the consent of the optionees.

                                  ARTICLE VIII

                      EFFECTIVE DATE; SHAREHOLDER APPROVAL

         The amendments to the Plan shall be effective as of March 12, 1998, the date on which it received the approval of the Company's Board of Directors. However, the Plan amendments and all stock options granted under the Plan after March 12, 1998 (but not the previous 1992 Outside Director Stock Option Plan of the Company) shall be void if the Plan is not approved by the shareholders, in which case, the previous 1992 Outside Director Stock Option Plan of the Company shall remain in full force and effect. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative votes of the holders of a majority of the outstanding voting stock of the Company present, or represented, and entitled to vote at a meeting of such shareholders duly held in accordance with the applicable laws of the state of Delaware, in which the Company is incorporated. No stock option granted under the Plan (but not the previous 1992 Outside Director Stock Option Plan of the Company) shall be exercisable in whole or in part unless and until such shareholder approval is obtained.

                                                                   EXHIBIT "A"
-------------------------------------------------------------------------------
                          AMERICAN ECOLOGY CORPORATION
                         DIRECTOR STOCK OPTION AGREEMENT
-------------------------------------------------------------------------------


                                                                 10,000 SHARES
                                                             (DATE OF ELECTION)

         As additional incentive for services to be rendered to American Ecology Corporation (the "Company") as a member of the Board of Directors of the Company (the "Board"), and in order to induce ____________________ ("Optionee") to continue rendering such services to the Company, the Company hereby grants to Optionee this Director Stock option (the "Option") to purchase from the Company _________ shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), at a price of $______ per share, subject, however, to the provisions of the Company's Amended and Restated 1992 Outside Director Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit A, and to the following terms and conditions:

         1. Subject to the Plan. The terms and provisions of the Plan and any amendments thereto, are incorporated herein and made a part hereof. If any provision of this Option conflicts with any provision of the Plan, the provisions of the Plan shall govern.

         2. Term. This Option shall expire ten (10) years after the effective date of this Agreement (the "Expiration Date"). This Option may be exercised at any time after the Plan is approved by the Company's shareholders and on or before the Expiration Date.

         3. Limitation Upon Transfer. During the lifetime of Optionee, this Option and all rights granted hereunder shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or any of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall immediately become null and void.

       4. Method of Exercise. This Option may be exercised in whole or in part at any time or from time to time during its term by tendering to the Company written notice of exercise accompanied by the aggregate purchase price for the shares with respect to which this Option is being exercised. The purchase price of shares of Common Stock of the Company acquired upon the exercise of this Option shall be paid by the Optionee by the delivery of cash or certified or cashier's check payable to the order of the Company, or upon receipt of all required regulatory approvals, if any, by the delivery to the Company of shares of the Company's Common Stock theretofore owned by the Optionee having a fair Market Value (as defined in the Plan) equal to such notice to the Optionee as soon as practicable after receipt of such notice and payment. Upon exercise of this Option in full, this Option shall be surrendered to the Company. Upon exercise of this Option in part, the Company shall be entitled to make a notation on the face of this Option reflecting such partial exercise and the extent of which this Option remains exercisable, but the failure of the Company to make any such notation shall not increase or otherwise affect the obligations or rights of the Company thereunder.

       5. Successors of the Company. This Option shall inure to the benefit of and be binding upon the Company, and its successors and assigns, as well as upon the Optionee and his legal representatives, heirs, legatees and distributees.

       IN WITNESS WHEREOF, this Option has been executed effective
                                                                   ------------.



COMPANY ADDRESS:                    AMERICAN ECOLOGY CORPORATION

805 W. Idaho, Suite 200
Boise ID  83702
                                    ---------------------------------------
                                    By:   Phillip K. Chattin
                                    Its:   Secretary



                                    OPTIONEE


                                    ---------------------------------------
                                    By:
                                        -----------------------------------

                          AMERICAN ECOLOGY CORPORATION

                       THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, hereby revoking all prior proxies, hereby appoints Jack
K. Lemley, Robert S. Thorn and Joseph J. Nagel, and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of AMERICAN ECOLOGY CORPORATION that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AMERICAN ECOLOGY CORPORATION to be held on May 14, 1998, and at any adjournment(s) thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.

                                                             Please mark
                                                           your votes as    [X]
                                                            indicated in
                                                            this example

1. Election of Directors (to withhold authority to vote for any individual members, strike a line through the members name in the list below)

   FOR all nominees          WITHHOLD AUTHORITY           Rotchford L. Barker,
  listed to the right      to vote for all nominees       Paul Bergson, Keith D.
(except as marked to the     listed to the right          Bronstein, Patricia M.
       contrary)                                          Eckert, Edward F.Heil,
                                                          Jack K. Lemley, Paul
       [  ]                        [  ]                   F. Schutt, John J.
                                                          Scoville

2. To amend the 1992 directors' Stock Option Plan and increase the shares available for grant.

         [  ] FOR              [  ] AGAINST             [  ] ABSTAIN

3. To ratify the selection of Balukoff, Lindstrom & Co., P.A. as independent auditors for American Ecology Corporation

         [  ] FOR              [  ] AGAINST             [  ] ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                            The undersigned acknowledge(s)
                                            receipt of the Notice of the
                                            aforesaid Annual Meeting, the Proxy
                                            Statement and Annual Report
                                            accompany the same, each dated
                                            April 17, 1998.

                                            Date___________________________,1998

                                            ____________________________________
                                            SIGNATURE OF STOCKHOLDER

                                            ____________________________________
                                            SIGNATURE IF HELD JOINTLY